Exhibit 10.33

NONQUALIFIED

DEFERRED COMPENSATION PLAN

ADOPTION AGREEMENT

(Including Code §409A provisions)

Company Stock version

Nonqualified Deferred Compensation Plan

Adoption Agreement

NONQUALIFIED

DEFERRED COMPENSATION PLAN

ADOPTION AGREEMENT

The undersigned Frisch’s Restaurants, Inc. (“Employer”) by execution of this Adoption Agreement hereby establishes this Nonqualified Deferred Compensation Plan (“Plan”) consisting of the Basic Plan Document, this Adoption Agreement and all other Exhibits and documents to which they refer. The Employer makes the following elections concerning this Plan. All capitalized terms used in the Adoption Agreement have the same meaning given in the Basic Plan Document. References to “Section” followed by a number in this Adoption Agreement are references to the Basic Plan Document.

PREAMBLE

ERISA/Code Plan Type: The Employer establishes this Plan as (choose one of (a) or (b)):

☒	(a) Nonqualified Deferred Compensation Plan. An unfunded nonqualified deferred compensation plan which is (choose only one of (i), (ii), (iii) or (iv)):

☐	(i) Excess benefit plan. An “excess benefit plan” under ERISA§3(36) and exempt from Title I of ERISA.

☒	(ii) Top-hat plan. A “SERP” or other plan primarily for a “select group of management or highly compensated employees” under ERISA and partially exempt from Title I of ERISA.

☐	(iii) Contractors only. A plan benefiting only Contractors (non-Employees) and exempt from Title I of ERISA.

☐	(iv) Church plan. A church plan as described in Code §414(e) and ERISA §3(33) and maintained by a church or church controlled organization under Code §3121(w)(3).

☐	(b) Ineligible 457 Plan. An ineligible 457 Plan subject to Code §457(f). The Employer is (choose only one of (i), (ii) or (iii)):

☐	(i) Governmental Plan. A State.

☐	(ii) Tax-Exempt Plan. A Tax-Exempt Organization. The Plan is intended to be a “top-hat” plan or an excess benefit plan as described in (a)(ii) and (a)(ii) above or the Plan benefits only Contractors.

☐	(iii) Church plan. A church plan as described in Code §414(e) and ERISA §3(33) but which is not maintained by a church or church controlled organization under Code §3121(w)(3).

Note: If the Employer elects (a)(i), the Plan benefits only Employees. If the Employer elects (a)(ii), the Plan generally may not benefit Contractors based on the “primarily” requirement. If the Employer elects (a)(iii), the Plan benefits only Contractors. If the Employer elects (a)(iv), (b)(i), or (b)(iii) the Plan may benefit Employees and Contractors. If the Employer elects (b)(ii), the plan is either a top-hat plan, an excess benefit plan or benefits only Contractors.

409A Plan Type: The Employer establishes this Plan (choose one of (a) or (b)):

☒	(a) Account Balance Plan. As the following type(s) of Account Balance Plan(s) under Section 1.02 (choose one of (i), (ii) or (iii)):

☐	(i) Elective Deferral Account Balance Plan. See Section 2.02.

☐	(ii) Employer Contribution Account Balance Plan. See Sections 2.03 and 2.04.

Nonqualified Deferred Compensation Plan

Adoption Agreement

☒	(iii) Both. Both an Elective Deferral Account Balance Plan and an Employer Contribution Account Balance Plan.

Note: For purposes of aggregation under Section 1.05, a Separation Pay Plan based only on Voluntary Separation from Service is treated as an Account Balance Plan. Nevertheless, if the Employer maintains this Plan as any type of Separation Pay Plan, the Employer should elect (b) below.

☐	(b) Separation Pay Plan. As the following type(s) of Separation Pay Plan(s) under Section 1.42 (choose one of (i) through (iv)):

☐	(i) Involuntary Separation.

☐	(ii) Window Program.

☐	(iii) Voluntary Separation.

☐	(iv) Combination: (specify)

Note: Under a Separation Pay Plan, the Employer must limit its payment election to Separation from Service or death. Electing death as a separate payment event would permit a different payment election for death versus any other Separation from Service. Separation from Service may also result from Disability.

Uniformity or Nonuniformity: The nonuniformity provisions described in the Preamble to the Basic Plan Document (choose one of (a) or (b)):

☒	(a) Do not apply. All Adoption Agreement elections and Plan provisions apply to all Participants.

☐	(b) Apply. See Exhibit A to the Adoption Agreement.

ARTICLE I

DEFINITIONS

1.11 Change in Control. Change in Control means (choose (a) or choose one of (b), (c) or (d)):

☐	(a) Not applicable. Change in Control does not apply for purposes of this Plan.

☒	(b) All events. Change in Control means all events under Section 1.11.

☐	(c) Limited events. Change in Control means only the following events under Section 1.11 (choose one or two of (i), (ii) and (iii)):

☐	(i) Change in ownership of the Employer.

☐	(ii) Change in the effective control of the Employer.

☐	(iii) Change in the ownership of a substantial portion of the Employer’s assets.

☐	(d) (Specify): .

Note: The Employer may not use the blank in (d) to specify events not described in Treas. Reg. §1.409A-3(i)(5). However, the Employer may increase the percentages required to trigger a Change in Control under one or all three of the listed events.

1.15 Compensation. The Employer makes the following modifications to the “gross W-2” definition of Compensation (choose (a) or at least one of (b) – (e)):

☐	(a) No modification.

Nonqualified Deferred Compensation Plan

Adoption Agreement

☐	(b) Net Compensation. Exclude all elective deferrals to other plans of the Employer described in Section 1.15.

☐	(c) Base Salary only. Exclude all Compensation other than Base Salary.

☐	(d) Bonus only. Exclude all Compensation other than Bonus.

☒	(e) (Specify): Exclude moving expenses, severance pay and any stock-related compensation.

1.20 Effective Date. The effective date of the Plan is (choose one of (a) or (b)):

☐	(a) New Plan. This Plan is a new Plan and is effective .

Note: The effective date should be no earlier than January 1, 2008.

☒	(b) Restated Plan. This Plan is a restated Plan and is restated effective as of December 31, 2008. The Plan is restated to comply with Code §409A. The Plan was originally effective November 15, 1993.

Note: If the Plan (whether or not in written form) was in effect before January 1, 2008, the Plan is a restated Plan.

1.38 Plan Name. The name of the Plan as adopted by the Employer is: Frisch’s Executive Savings Plan.

1.39 Retirement Age. A Participant’s Retirement Age under the Plan is (choose only one of (a)-(d)):

☒	(a) Not applicable. Retirement Age does not apply for purposes of this Plan.

☐	(b) Age. The Participant’s attainment of age: .

☐	(c) Age and service. The Participant’s attainment of age with Years of Service (defined under 1.57) with the Employer.

☐	(d) (Specify): .

1.40 Separation from Service. In determining whether a Participant has incurred a Separation from Service under the Plan (choose one or both or (a) and (b)):

☒	(a) Determination of “Employer.” In determining the “Employer” under Section 1.40(E) and Code §§414(b) and (c), apply the following percentage: 80%.

Note:	The specified percentage may not be more than 80% and may not be less than 20%. If the percentage is less than 50%, there must be legitimate business criteria.

☐	(b) Collectively Bargained Multiple Employer Plan. Under Section 1.40(H), the following reasonable definition of Separation from Service applies: (specify).

Note: See Treas. Reg. 1.409A-1(i)(8) as to uniformity requirements affecting the above Specified Employee elections.

1.51 Unforeseeable Emergency. Unforeseeable Emergency means (choose (a) or choose one of (b) or (c)):

☒	(a) Not applicable. Unforeseeable Emergency does not apply for purposes of this Plan.

Nonqualified Deferred Compensation Plan

Adoption Agreement

☐	(b) All events. All events constituting Unforeseeable Emergency.

☐	(c) Limited. Only the following events constituting Unforeseeable Emergency: .

1.56 Wraparound Election. The Plan (choose one of (a) or (b)) :

☐	(a) Permits. Permits Participants who participate in a 401(k) plan of the Employer to make Wraparound Elections.

☒	(b) Not permitted. Does not permit Wraparound Elections (or the Employer does not maintain a 401(k) plan covering any Participants).

1.57 Year of Service. The following apply in determining credit for a Year of Service under the Plan (choose (a) or choose one or more of (b) – (e)):

☒	(a) Not applicable. Year of Service does not apply for purposes of this Plan.

☐	(b) Year of continuous service. To receive credit for one Year of Service, the Participant must remain in continuous employment with the Employer (or render contract service to the Employer) for the Participant’s entire Taxable Year.

☐	(c) Service on any day. To receive credit for one Year of Service, the Participant only need be employed by the Employer (or render contract service to the Employer) on any day of the Participant’s Taxable Year.

☐	(d) Pre-Plan service. The Employer will treat service before the Plan’s Effective Date for determining Years of Service as follows (choose one of (i) or (ii)):

☐	(i) Include.

☐	(ii) Disregard.

☐	(e) (Specify): .

ARTICLE II

PARTICIPATION

2.01 Participant Designation. The Employer designates the following Employees or Contractors as Participants in the Plan (choose one of (a), (b) or (c)):

☒	(a) All top-hat Employees. All Employees whom the Employer from time to time designates in writing as part of a select group of management or highly compensated employees.

☐	(b) All Employees with maximum qualified plan additions or benefits. All Employees who have reached or will reach their limit under Code §§415(b) or (c) in the Employer’s qualified plan for the Taxable Year or for the 415 limitation year ending in the Taxable Year.

☐	(c) Specified Employees/Contractors by name, job title or classification: . (e.g., Joe Smith, Executive Vice Presidents or those Employees/Contractors specified in Exhibit B).

Note: An Employer might elect (c) and reference Exhibit B to maintain confidentiality within the workforce as to the identity of some or all Participants.

Nonqualified Deferred Compensation Plan

Adoption Agreement

2.02 Elective Deferrals. Elective Deferrals by Participants are (choose one of (a), (b) or (c)):

☒	(a) Permitted. Participants may make Elective Deferrals.

☐	(b) Not permitted. Participants may not make Elective Deferrals.

☐	(c) Frozen Elective Deferrals. The Plan does not permit Elective Deferrals as of:

                                                                                                                                                                                                                 .

2.02(A) Amount limitation/conditions. A Participant’s Elective Deferrals for a Taxable Year are subject to the following amount limitation(s) or other conditions (choose (a) or choose at least one of (b) – (d)):

☐	(a) No limitation.

☒	(b) Maximum Elective Deferral amount: 25% of Compensation.

☐	(c) Minimum Elective Deferral amount: .

☐	(d) (Specify): .

2.02(B) Election timing. A Participant must provide the Elective Deferral election under Section 2.02 to the Employer (choose one of (a) or (b)):

☒	(a) By the deadline. No later than the applicable election deadline under Section 2.02(B).

☐	(b) Specified date. No later than days before the applicable election deadline under Section 2.02(B).

2.02(B)(6) Final payroll period. The Plan treats final payroll period Compensation under Section 2.02(B)(6) as (choose one of (a) or (b)):

☒	(a) Current Year. As Compensation for the current Taxable Year in which the payroll period commenced.

☐	(b) Subsequent Year. As Compensation for the subsequent Taxable Year in which the Employer pays the Compensation.

2.02(C) Election changes/Irrevocability. A Participant who makes an Elective Deferral election before the applicable deadline under Section 2.02(B) (choose one of (a) or (b)):

☒	(a) May change. May change the election until the applicable election deadline.

☐	(b) May not change. May not change the election as to the first Taxable Year to which the election applies.

Note: A payment election under Section 4.02(A) or (B) is a separate election which is not controlled by this Section 2.02(C). See Section 4.06(B).

2.02(D) Election duration. A Participant’s Elective Deferral election (choose one of (a) or (b)):

☒	(a) Taxable Year only. Applies only to the Participant’s Compensation for the Taxable Year for which the Participant makes the election.

Nonqualified Deferred Compensation Plan

Adoption Agreement

☐	(b) Continuing. Applies to the Participant’s Compensation for all Taxable Years, commencing with the Taxable Year for which the Participant makes the election, unless the Participant makes a new election or revokes or modifies an existing election.

2.03 Nonelective Contributions. During each Taxable Year the Employer will contribute a Nonelective Contribution for each Participant equal to (choose (a) or (f) or choose one or more of (b) – (e)):

☒	(a) None. The Employer will not make Nonelective Contributions to the Plan.

☐	(b) Fixed percentage. % of the Participant’s Compensation.

☐	(c) Fixed dollar amount. $ per Participant.

☐	(d) Discretionary. Such Nonelective Contributions (or additional Nonelective Contributions) as the Employer may elect, including zero.

☐	(e) (Specify): .

☐	(f) Frozen Nonelective Contributions. The Employer will not make any Nonelective Contributions as of: .

2.04 Matching Contributions. During each Taxable Year, the Employer will contribute a Matching Contribution equal to (choose (a) or (i) or choose one or more of (b) – (h)):

☐	(a) None. The Employer will not make Matching Contributions to the Plan.

☒	(b) Fixed match-flat. An amount equal to 15 % of each Participant’s Elective Deferrals for each Taxable Year.

☐	(c) Fixed match-tiered. An amount equal to the following percentages for each specified level of a Participant’s Elective Deferrals or Years of Service for each Taxable Year:

Elective Deferrals	Matching Percentage

_______________	_______________%
_______________	_______________%
_______________	_______________%
_______________	_______________%

Note: Specify Elective Deferrals subject to match as a percentage of Compensation or a dollar amount.

Years of Service	Matching Percentage

_______________	_______________%
_______________	_______________%
_______________	_______________%
_______________	_______________%

☐	(d) No other caps. The Employer in applying the Matching Contribution formula under 2.04(b) or (c) above will not limit the Participant’s Elective Deferrals taken into account (except as indicated above) and otherwise will not limit the amount of the match.

☒	(e) Limit on Elective Deferrals matched. The Employer in making Matching Contributions will disregard a Participant’s Elective Deferrals exceeding 10% of a Participant’s Compensation for the Taxable Year.

☐	(f) Limit on matching amount. The Matching Contribution for any Participant for a Taxable Year may not exceed: (specify percentage or dollar amount of Compensation).

Nonqualified Deferred Compensation Plan

Adoption Agreement

☐	(g) Discretionary. Such Matching Contributions as the Employer may elect, including zero.

☐	(h) (Specify): .

☐	(i) Frozen Matching Contributions. The Employer will not make any Matching Contributions as of: .

2.05 Actual or Notional Contribution. The Employer’s Contributions will be (choose one of (a) or (b) and choose (c) as applicable):

☐	(a) Actual. Made in cash or property to Participant Accounts or to the Trust.

☒	(b) Notional. Credited to Participant Accounts only as a bookkeeping entry.

☐	(c) (Specify): .

2.06 Allocation Conditions. To receive an allocation of Employer Contributions, a Participant must satisfy the following conditions during the Taxable Year (choose (a) or choose one or both of (b) and (c)):

☒	(a) No allocation conditions.

☐	(b) Year of continuous service. The Participant must remain in continuous employment with the Employer (or render contract service to the Employer) for the entire Taxable Year.

☐	(c) (Specify): .

ARTICLE III

VESTING AND SUBSTANTIAL RISK OF FORFEITURE

3.01 Vesting Schedule/Other Substantial Risk of Forfeiture. The following vesting schedule or other Substantial Risk of Forfeiture applies to a Participant’s Accrued Benefit (choose (a) or choose one or more of (b) – (f)):

☐	(a) Not applicable. The Plan does not apply a vesting schedule or other Substantial Risk of Forfeiture.

☒	(b) Immediate vesting. 100% Vested at all times with respect to the entire Accrued Benefit.

☐	(c) Immediate vesting (Elective Deferrals)/vesting schedule (Employer Contributions). A Participant’s Elective Deferral Account is 100% Vested at all times. A Participant’s Nonelective Contributions Account and Matching Contributions Account are subject to the following vesting schedule:

Years of Service	Vesting %

_______________ or less	0%
_______________	____%
_______________	____%
_______________	____%
_______________ or more	100%

Nonqualified Deferred Compensation Plan

Adoption Agreement

☐	(d) Vesting schedule - entire Accrued Benefit. The Participant’s entire Accrued Benefit is subject to the following vesting schedule:

Years of Service	Vesting %

_______________ or less	0%
_______________	____%
_______________	____%
_______________	____%
_______________	____%
_______________	____%
_______________ or more	100%

☐	(e) Vesting schedule – class year or all years. The Plan’s vesting schedule applies as follows (Choose one of (i) or (ii)):

☐	(i) Class year. Apply the vesting schedule separately to the Deferred Compensation for each Taxable Year.

☐	(ii) All years. Apply the vesting schedule to all Deferred Compensation based on all Years of Service.

☐	(f) Other Substantial Risk of Forfeiture. (Specify): .

Note: An Employer may elect both a vesting schedule and an additional Substantial Risk of Forfeiture. In such event, a Participant failing to satisfy the conditions resulting in a Substantial Risk of Forfeiture will forfeit his/her Account, even if 100% Vested under any vesting schedule. If the Plan is an Ineligible 457 Plan, the Employer must specify a Substantial Risk of Forfeiture, which may be a vesting schedule provided that under any “graded” vesting schedule, an Ineligible 457 Plan Participant will be taxed as and when each portion of his/her Deferred Compensation vests.

3.02 Immediate Vesting upon Specified Events. A Participant’s entire Accrued Benefit is 100% Vested without regard to Years of Service if the Participant’s Separation from Service with the Employer on or following or as a result of (choose (a) or choose one or more of (b) – (e)):

☒	(a) Not Applicable.

☐	(b) Retirement Age. On or following Retirement Age.

☐	(c) Death. As a result of death.

☐	(d) Disability. As a result of Disability.

☐	(e) (Specify): .

Note: An early vesting provision generally does not result in prohibited acceleration of benefits under Code §409A. See Section 4.03(C).

3.03 Application of Forfeitures. The Employer will (choose only one of (a) – (d)):

☒	(a) Not Applicable. Not apply any provision regarding allocation of forfeitures since there are no Plan forfeitures.

☐	(b) Retain. Keep all forfeitures for the Employer’s account.

☐	(c) Allocate. Allocate (in the year in which the forfeiture occurs) any forfeiture to the Accounts of the remaining (nonforfeiting) Participants, in accordance with one of the following methods (choose only one):

☐	(i) Per Compensation. In the same ratio each Participant’s Compensation for the Taxable Year bears to the total Compensation of all Participants sharing in the forfeiture allocation for the Taxable Year.

Nonqualified Deferred Compensation Plan

Adoption Agreement

☐	(ii) Per Account balances. In the same ratio each Participant’s Account balance at the beginning of the Taxable Year bears to the total Account balances of all Participants sharing in the forfeiture allocation for the Taxable Year.

☐ (d) (Specify):                                                                                                                                     .

Note: If the Employer elects to create the Trust under Section 5.03, the Employer should coordinate its forfeiture application elections with the provisions of the Trust.

ARTICLE IV

BENEFIT PAYMENTS

4.01 Payment Events/Elections. The Plan payment events are (choose one or more of (a) through (i) as applicable):

Note: The Employer must elect the Plan permitted payment events. The Employer may elect all of the 409A permitted events or limit the payment events, but the Employer must elect at least one payment event. If the Plan permits initial payment elections, change payment elections, or both, as to any or all of the Plan permitted payment events, the Employer should elect 4.01(d)(iv), (e)(ii) and (i) as applicable. The Employer also should elect under 4.02(A) and 4.02(B) as to who has election rights and to specify any limitations on such rights. If the Plan will not offer any initial or change payment elections, the Employer should not elect 4.01(d)(iv), (e)(ii) or (i). If the Plan will not offer any initial payment elections the Employer also should elect 4.02(A)(a). If the Plan will not offer change payment elections, the Employer also should elect 4.02(B)(a).

☒	(a) Separation from Service.

☒	(b) Death.

☐	(c) Disability.

☐	(d) Specified Time. The Plan permits payment to a Participant at a Specified Time (choose one of (i)- (iv)):

☐	(i) Forfeiture Lapse. At the time that the Deferred Compensation no longer is subject to a Substantial Risk of Forfeiture.

☐	(ii) Stated Age. Upon attainment of age: (specify age).

☐	(iii) (Specify): On: (e.g., January 1, 2015).

☐	(iv) Election. In accordance with a Participant or Employer election under 4.02(A) or (B).

Note: The Employer must approve any Participant payment election. See Section 4.06. Payment at a Specified Time will be a lump-sum payment.

☐	(e) Fixed Schedule. The Plan Permits payment to a Participant in accordance with the following Fixed Schedule (choose one of (i) or (ii)):

☐	(i) Schedule: .

☐	(ii) Election. In accordance with a Participant or Employer election under 4.02(A) or (B).

Nonqualified Deferred Compensation Plan

Adoption Agreement

Note: The Employer must approve any Participant payment election. See Section 4.06. Payment pursuant to a Fixed Schedule will be installments or an annuity commencing at a specific time.

☒	(f) Change in Control. The Plan permits payment to a Participant based on a Change in Control.

☐	(g) Unforeseeable Emergency. The Plan permits payment to a Participant who has an Unforeseeable Emergency.

☐	(h) (Specify): (e.g., based on Unforeseeable Emergency, but only as the Elective Deferral Accounts).

Note: The Employer in (h) may modify any of (a)-(g) but only if such modifications are consistent with Code §409A.

☐	(i) Election. As to 4.01 (a), (b), (c), (f), (g) and/or (h), in accordance with a Participant or Employer election under 4.02(A) or (B).

Note: The Employer must approve any Participant payment election. See Section 4.06.

4.01(E) Contractor deemed Separation from Service. In making any payment to a Contractor based on Separation from Service, the Plan (choose (a) or choose one of (b) or (c)):

☒	(a) Not applicable. \ Only Employees are Participants in the Plan.

☐	(b) Applies deemed Separation from Service. Applies the deemed Separation from Service provisions of Section 4.01(E).

☐	(c) Does not apply. Does not apply the deemed Separation from Service provisions of Section 4.01(E).

4.02 Timing, Form and Medium of Payment/Elections. The Plan will pay a Participant’s Vested Accrued Benefit as follows (complete (a), (b) and (c)):

(a) Timing. Payment will commence or be made (choose only one of (i) - (vi)):

☐	(i) 30 days. On a date which is 30 days following the payment event, unless otherwise made at a Specified Time or in accordance with a Fixed Schedule.

☐	(ii) 90 days. On a date which is within 90 days following the payment event, unless otherwise made at a Specified Time or in accordance with a Fixed Schedule.

Note: A Participant may not designate the Taxable Year of Payment under (a)(ii).

☐	(iii) 6 months. On a date that is 6 months following the payment event, unless otherwise made at a Specified Time or in accordance with a Fixed Schedule.

☐	(iv) Specified Time/Fixed Schedule. At the Specified Time under Section 4.01(d) or pursuant to the Fixed Schedule under Section 4.01(e).

☒	(v) (Specify): 15th day of the calendar month following a payment event.

☐	(vi) Election. In accordance with a Participant or Employer election under Sections 4.02(A) or (B).

Note: The Employer must approve any Participant payment election. See Section 4.06(C).

Nonqualified Deferred Compensation Plan

Adoption Agreement

Note: See Section 4.01(D) as to restrictions on timing of payments to Specified Employees.

(b) Form. The Plan will make payment in the form of (choose one or more of (i) – (v)):

☒	(i) Lump-sum. A single payment.

☐	(ii) Installments. In installments as follows: .

☐	(iii) Annuity. An immediate annuity contract.

☐	(iv) (Specify): .

☐	(v) Election. In accordance with a Participant or Employer election under Sections 4.02(A) or (B).

Note: The Employer must approve any Participant payment election. See Section 4.06.

(c) Medium. The form of payment will be (choose only one of (i) - (iv)):

☐	(i) Cash only.

☐	(ii) Property only.

☒	(iii) Property or cash (or both).

☐	(iv) Election. In accordance with a Participant or Employer election under 4.02(A) or (B).

Note: The Employer must approve all Participant payment elections. See Section 4.06.

Note: A choice between cash or property is not subject to Code §409A. See Treas. Reg. §1.409A-2(a)(1). The Plan treats this election as not being subject to the timing rules applicable to payment elections.

4.02(A) Initial payment elections. The Plan (choose only one of (a) - (d)):

☒	(a) No initial payment elections. The Plan and Adoption Agreement specify the payment events and the timing, form and medium of payment. If there are multiple payment events, the Plan will make payment based on the earliest event to occur except as follows: No exceptions.

☐	(b) Participant initial payment election. Permits a Participant initially to elect the payment event and the timing, form and medium of payment of his/her Deferred Compensation in accordance with Section 4.02(A) (choose only one of (i) or (ii)):

☐	(i) All Accounts. The Plan applies a Participant’s elections to all of the Participant’s Accounts under the Plan.

☐	(ii) Elective Deferral Account. The Plan applies a Participant’s elections only to the Participant’s Elective Deferral Account. The Employer will make all payment elections as to Nonelective and Matching Contribution Accounts.

Note: A Participant must elect a payment event from those which the Employer has elected under 4.01 above, unless the Employer has permitted a Participant to elect the 409A permissible payment events. A Participant in his/her election form may limit the payment election to Compensation Deferred at the time of the election or also may apply the payment election to all future Deferred Compensation.

Nonqualified Deferred Compensation Plan

Adoption Agreement

☐	(c) Employer initial payment election. Permits the Employer (and not the Participant) initially to elect the payment events and the timing, form and medium of payment of all Participant Accounts in accordance with Section 4.02(A).

☐	(d) (Specify): (e.g., the Participant may make an election only as to the Participant’s Grandfathered Amounts).

Note: If a Participant or the Employer does not make an initial payment election, see Sections 4.01(B) and 4.02(A)(5).

4.02(B) Change payment elections. The Plan (choose only one of (a) or (b); choose (c) if (b) applies and choose (d) if applicable):

Note: Even if the Employer under 4.02(A)(a) elects not to permit any Participant or Employer initial payment elections, the Plan under Section 4.02(A)(1)treats a Plan designation of the payment events and of the timing, form and medium of payment as an initial election for purposes of applying any change election the Plan permits.

☒	(a) Change payment elections not permitted. Does not permit a Participant, a Beneficiary or the Employer to make a change payment election in accordance with Section 4.02(B).

☐	(b) Permits change payment elections. Permits changes payment elections or changes to a change payment elections in accordance with Section 4.02(B) and as follows (choose one or more of (i) -(iv) ):

☐	(i) Participant election. Permits a Participant to make change payment elections.

☐	(ii) Employer election. Permits the Employer to make change payment elections.

☐	(iii) Beneficiary election. Permits a Beneficiary following the Participant’s death to make change payment elections.

☐	(iv) (Specify): (e.g., a Beneficiary may make a change payment election only if the Participant had the right to do so, OR a Participant may make a change payment election only after attaining age 60).

☐	(c) Limit on number of change payment elections. The number of change payment elections (as to any initial payment election) that a Participant, a Beneficiary or the Employer (as applicable) may make is (choose one of (i) or (ii)):

☐	(i) Unlimited. Not limited except as required under Section 4.02(B).

☐	(ii) Limited. Limited to: (specify number).

☐	(d) (Specify): (e.g., permits change payment elections only as to Elective Deferral Account).

4.02(B)(3)(b) Installment payments. The Plan under Section 4.03(B)(3)(b) for purposes of application of the change payment election provisions treats an installment payment as a (choose one of (a), (b) or (c)):

☐	(a) Single payment.

☐	(b) Series of payments.

☐	(c) Treatment for 2005 through 2007. For the period spanning 2005 through 2007, treat installments as (choose one of (i) or (ii)):

☐	(i) Single payment.

Nonqualified Deferred Compensation Plan

Adoption Agreement

☐	(ii) Series of payments.

Note: If the Plan is a restated Plan, and the Employer otherwise before January 1, 2008, did not make a written designation regarding the treatment of installment payments, the Employer in (c) may elect to apply a different election for the period spanning 2005 through 2007, than applies after 2007 under (a) or (b). See Treas. Reg. 1.409A-2(b)(2)(iv).

☒	(d) Not applicable. The Plan does not permit installment payments.

4.06(B) Election changes/Irrevocability. A Participant who makes an initial payment election which the Employer has accepted (complete (a) and (b)):

(a) Initial payment elections. (choose one of (i), (ii) or (iii)):

☐    (i) May change. May change the initial payment election as to the Deferred Compensation to which the election applies, until the applicable election deadline under 4.02(A)(2)(a). Any change to an initial payment election made after the initial payment election becomes irrevocable is a change payment election.

☐    (ii) May not change. May not change the initial election as to the Deferred Compensation to which the election applies.

☒    (iii) Not applicable. As elected above, a Participant may not make an initial payment election.

(b) Change payment elections. (choose one of (i), (ii) or (iii)):

☐    (i) May change. May change the change payment election as to the Deferred Compensation to which the election applies. Where the payment event is a Specified Time or a Fixed Schedule, the Participant may change the election until the applicable deadline under Section 4.02(B)(1)(a). Where the change payment election relates to any other payment event (not a Specified Time or a Fixed Schedule), the Participant must make the change within 30 days following the Participant’s making of the change payment election which the Participant seeks to change. Any change to a change payment election made after the change payment election becomes irrevocable is a new change payment election.

☐    (ii) May not change. May not change the change payment election as to the Deferred Compensation to which the election applies.

☒    (iii) Not applicable. As elected above, a Participant may not make a change payment election.

Note: An Elective Deferral election under Section 2.02(C) is a separate election which is not controlled by this election 4.06(B).

ARTICLE V

TRUST ELECTION AND INVESTMENTS

5.02 No Trust. The Employer by electing (a) or (b) below does not create the Trust described in Section 5.03. Section 5.02 applies. The Employer will credit each Participant’s Account with (choose one or both of (a) or (b)):

☐	(a) Actual Earnings (choose only one of (i) through (iv)):

☐    (i) Employer direction. As a result of the Employer’s directed investment of the Account.

Nonqualified Deferred Compensation Plan

Adoption Agreement

☐    (ii) Participant direction. As a result of the Participant’s directed investment of his/her own Account.

☐    (iii) Participant direction over Elective Deferrals. As a result of the Participant’s directed investment of his/her own Elective Deferral Account, and the Employer’s directed investment of the balance of the Participant’s Account.

☐    (iv) (Specify):                                                                                                                                     .

☒	(b) Notional Earnings. (choose one or both of (i) or (ii)):

☐ (i) Fixed/floating interest. Interest at the rate of                      and applied to (choose only one of (A), (B) or (C)):

Note: use blank to specify rate, fixed or floating with index, time interval, simple or compounded interest, etc.

☐    (A) Total Account. The Participant’s entire Account.

☐    (B) Deferrals only. The Participant’s Elective Deferral Account, with the balance of the Account being subject to actual investment as specified in 5.02(a).

☐    (C) Employer Contribution only. The Participant’s Employer Contribution Accounts with the balance of the Account being subject to actual investment as specified in 5.02(a).

☒ (ii) (Specify): A Participant’s Account balance will be credited with the last quoted price for the common stock of Frisch’s Restaurants, Inc. on the New York Stock Exchange on the date before a payment event.

Nonqualified Deferred Compensation Plan

Adoption Agreement

EMPLOYER SIGNATURE

The Employer hereby agrees to the provisions of this Plan, and in witness of its agreement, the Employer, by its duly authorized officer, has executed this Adoption Agreement on October 7, 2008,

Name of Employer: Frisch’s Restaurants, Inc.

Employer’s EIN: 31-0523213

Signed: /s/ Michael E. Conner

Vice President – Human Resources